CARRIAGE SERVICES, INC.

                        1996 DIRECTORS' STOCK OPTION PLAN

             AS AMENDED AND RESTATED EFFECTIVE AS OF JANUARY 7, 1997

                             (1) PURPOSE OF THE PLAN

      The CARRIAGE SERVICES, INC. 1996 DIRECTORS' STOCK OPTION PLAN (the "Plan") is intended to promote the interests of CARRIAGE SERVICES, INC., a Delaware corporation (the "Company"), and its stockholders by helping to award and retain highly-qualified independent directors, and allowing them to develop a sense of proprietorship and personal involvement in the development and financial success of the Company. Accordingly, the Company shall grant to directors of the Company who are not executive officers of the Company ("Eligible Directors") the option ("Option") to purchase shares of the Class A common stock of the Company ("Stock"), as hereinafter set forth. Options granted under the Plan shall be options which do not constitute incentive stock options, within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended.

      The Plan as set forth herein constitutes an amendment and restatement, effective as of the date this amendment and restatement of the Plan is approved by stockholders of the Company (the "Restatement Effective Date"), of the Carriage Services, Inc. 1996 Nonemployee Directors' Stock Option Plan, as previously approved by the stockholders of the Company, and shall supersede and replace in its entirety such plan.

                              (2) OPTION AGREEMENTS

      Each Option shall be evidenced by a written agreement (an "Option Agreement"). Options shall not be exercisable after the expiration of ten years from the date of grant thereof unless otherwise specified in an Option Agreement. Each Option Agreement shall provide that an Option and all rights granted thereunder shall not be transferable otherwise than (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended or (iii) with the consent of the Board of Directors of the Company (the "Board").

                    1. ELIGIBILITY OF OPTIONEE; OPTION AWARDS

      A. Options may be granted only to individuals who are Eligible Directors of the Company and who do not currently participate in any other stock incentive plan of the Company.

      A director who had previously received options under another stock incentive plan of the Company which are still outstanding, but who does not receive options during the current calendar year under

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any other stock incentive plan of the Company, shall be eligible to participate in the Plan during the current calendar year.

      B. Each Eligible Director who is elected or appointed to the Board for the first time after the Restatement Effective Date of the Plan shall receive, as of the date of his or her election or appointment and without the exercise of the discretion of any person or persons, an Option exercisable for (i) 15,000 shares of Stock (subject to adjustment in the same manner as provided in Paragraph VII hereof with respect to shares of Stock subject to Options then outstanding) if such Eligible Director is not also appointed to the Company's Executive Committee on such date or (ii) 25,000 shares of Stock (subject to adjustment in the same manner as provided in Paragraph VII hereof with respect to shares of Stock subject to Options then outstanding) if such Eligible Director is also appointed to the Company's Executive Committee on such date.

      C. As of the date of the annual meeting of the stockholders of the Company in each year that the Plan is in effect as provided in Paragraph VI hereof, each Eligible Director then in office or elected to the Board on such date shall receive, without the exercise of the discretion of any person or persons, an Option exercisable for 6,000 shares of Stock (subject to adjustment in the same manner as provided in Paragraph VII hereof with respect to shares of Stock subject to Options then outstanding).

      D. If, as of any date that the Plan is in effect, there are not sufficient shares of Stock available under the Plan to allow for the grant to each Eligible Director of an Option for the number of shares provided herein, each Eligible Director shall receive an Option for his or her pro-rata share of the total number of shares of Stock then available under the Plan. All Options granted under the Plan shall be at the Option price set forth in Paragraph V hereof and shall be subject to adjustment as provided in Paragraph VII hereof.

                          a. SHARES SUBJECT TO THE PLAN

      The aggregate number of shares which may be issued under Options granted under the Plan shall not exceed 200,000 shares of Stock. Such shares may consist of authorized but unissued shares of Stock or previously issued shares of Stock reacquired by the Company. Any of such shares which remain unissued and which are not subject to outstanding Options at the termination of the Plan shall cease to be subject to the Plan, but, until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan. Should any Option hereunder expire or terminate prior to its exercise in full, the shares theretofore subject to such Option may again be subject to an Option granted under the Plan. Exercise of an Option shall result in a decrease in the number of shares of Stock which may thereafter be available, both for purposes of the Plan and for sale to any one individual, by the number of shares as to which the Option is exercised.

                                (a) OPTION PRICE

      The purchase price of Stock issued under each Option described in Paragraphs IIIB and IIIC hereof after the Restatement Effective Date of the Plan shall be the fair market value of the Stock

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subject to the Option as of the date the Option is granted. For all purposes under the Plan, the fair market value of a share of Stock on a particular date shall be equal to the mean of the high and low sales prices of the Stock (i) reported by the National Market System of NASDAQ on that date or (ii) if the Stock is listed on a national stock exchange, reported on the stock exchange composite tape on that date; or, in either case, if no prices are reported on that date, on the last preceding date on which such prices of the Stock are so reported. If the Stock is traded over the counter at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of Stock on the most recent date on which Stock was publicly traded. In the event Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Board in such manner as it deems appropriate.

                                (1) TERM OF PLAN

      The Plan originally became effective on July 18, 1996. This amendment and restatement of the Plan shall be effective on the Restatement Effective Date. Except with respect to Options then outstanding, if not sooner terminated under the provisions of Paragraph VIII, the Plan shall terminate upon and no further Options shall be granted after July 18, 2006.

                      b. RECAPITALIZATION OR REORGANIZATION

      A. The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

      B. The shares with respect to which Options may be granted are shares of Stock as presently constituted, but if, and whenever, prior to the expiration of an Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Stock or the payment of a stock dividend on Stock without receipt of consideration by the Company, the number of shares of Stock with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

      C. If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a "recapitalization"), the number and class of shares of Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock and securities to which the optionee would have been entitled pursuant to the terms

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of the recapitalization if, immediately prior to the recapitalization, the optionee had been the holder of record of the number of shares of Stock then covered by such Option.

      D. Any adjustment provided for in Subparagraphs B or C above shall be subject to any required stockholder action.

      E. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Options theretofore granted or the purchase price per share.

      F. For purposes of the Plan, a "Corporate Change" shall occur if (i) the Company is to be dissolved or liquidated, (ii) the Company shall not be the surviving entity in any merger, consolidation or other reorganization, (iii) the Company sells, leases, or exchanges, or agrees to sell, lease, or exchange, all or substantially all of its assets, (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power), or
(v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board.

                     1. AMENDMENT OR TERMINATION OF THE PLAN

      The Board in its discretion may terminate the Plan at any time with respect to any shares for which Options have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided, that no change in any Option theretofore granted may be made which would impair the rights of the optionee without the consent of such optionee.

                               (1) SECURITIES LAWS

      F. The Company shall not be obligated to issue any Stock pursuant to any Option granted under the Plan at any time when the offering of the shares covered by such Option have not been registered under the Securities Act of 1933, as amended, and such other state and federal laws, rules or regulations as the Company deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the offering and sale of such shares.

      G. It is intended that the Plan and any grant of an Option made to a person subject to Section 16 of the 1934 Act, meet all of the requirements of Rule 16b-3, as currently in effect or as

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hereinafter modified or amended ("Rule 16b-3"), promulgated under the 1934 Act.
If any provision of the Plan or any such Option would disqualify the Plan or such Option under, or would otherwise not comply with, Rule 16b-3, such provision or Option shall be construed or deemed amended to conform to Rule 16b-3.

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